Credit Risk Manager Report
June 2004
FAMLT 2004-1
(c) 2004 The Murrayhill Company. All Rights Reserved.
(c) Copyright 2004 The Murrayhill Company. All Rights Reserved.
The information contained in this Report is based upon a
pecific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report
constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to
The Murrayhill Company by third parties and therefore The
Murrayhill Company cannot, and does not, warrant that the
information contained in this Report is accurate or complete.
Transaction Summary Section One
Prepayment Premium Analysis Section Two
Loan-Level Report Section Three
Analytics Section Four
Table of Contents
(c) 2004 The Murrayhill Company. All Rights Reserved.
Section One
Transaction Summary
(c) 2004 The Murrayhill Company. All Rights Reserved.
(c) 2004 The Murrayhill Company. All Rights Reserved.
Transaction Summary
Closing Date 528/04
Depositor Structured Asset Securities Corporation
Trustee US Bank
Master Servicer Aurora Loan Services
Servicers Ocwen
Mortgage Insurer Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method OTS1
Collateral Summary
Closing Date 5/31/20042 5/31/2004 as a Percentage
of Closing Date
Collateral Balance $901,385,426 $325,760,778 36.14%
Loan Count 5,166 1,869 36.18%
This information does not include 3,297 loans that the servicer will provide data for in June.
Murrayhill will report on these loans in the July report.
Collateral Statistics
Loan Count Summed Balance
Repurchases3 0 $ 0
First Payment Defaults 3 $ 654,100
Early Payment Defaults 4 0 $ 0
Multiple Loans to One Borrower 0 $ 0
Second Lien Statistics
Loan Count Summed Balance
Outstanding Second Lien Loans 161 $ 9,367,232
30 Days Delinquent 1 $ 73,000
60 Days Delinquent 0 $ -
90+ Days Delinquent 0 $ -
1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the orresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to
Murrayhill by the servicers on a monthly basis.
3 Refers to loans repurchased in the current month
4 A default that occurs on the second or third scheduled payment
FAMLT 2004-1
Transaction Summary
June 2004
Section Two
Prepayment Premium Analysis
(c) 2004 The Murrayhill Company. All Rights Reserved.
Section 1:
Trustee Remittance Date
25-Jun-04
Servicers $139,493
Section 2:
Trustee Remittance Date
25-Jun-04
P Class $139,493
Section 3:
Amount remitted by servicer: $139,493
Amount remitted to the P Class: $139,493
Difference:* $0
Mortgage Data Through: May 31, 2004
Reconciliation of Prepayment Premiums for FAMLT 2004-1
Reconciliation of the amounts remitted by the servicer to the rustee, and the amount remitted to the P Classholders by the trustee. Prepayment premiums remitted to the P Class by the
trustee. This information is taken from the statement to
Certificateholders prepared by the trustee.
Prepayment premiums collected by the servicer and remitted
to the trustee. This information is reported to Murrayhill
by the servicer each month.
(c) 2004 The Murrayhill Company. All Rights Reserved.
Distribution Date 25-Jun-04
Loans with Active Prepayment Flags that Remitted Premiums ( A ) 24
Loans without Prepayment Flags that Remitted Premiums 0
Total Loans that Remitted Premiums ( B ) 24
Loans with Active Prepayment Flags ( C ) 26
Loans without Prepayment Flags that Remitted Premiums 0
Subtotal ( D ) 26
Premiums Remitted with Active Prepayment Flags (A/C) 92.31%
Total Loans that Remitted Premiums to the Subtotal (B/D ) 92.31%
Total Paid Off Loans ( E ) 51
Total Loans that Remitted Premiums to the Total Paid Off Loans ( B/E ) 47% Aggregate Paid Off Loans Report for FAMLT 2004-1
Mortgage Data Through: May 31, 2004
(c) 2004 The Murrayhill Company. All Rights Reserved.
Total Paid Off Loans with Flags 26
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)* 0
Loans that Liquidated from REO* 0
Loans with Discrepancies between the Data File and the Note 0
Defaulted Liquidated Loans that Could Not Have Collected Premiums because of the Acceleration of the Debt* 0
Loans that Liquidated Through Loss Mitigation Efforts* 0
Total Paid Off Loans with Active Prepayment Flags (C) 26
Other Exceptions:
Paid Off Loans that Did Not Collect Premiums because of State Statutes 0
Paid Off Loans with Active Prepayment Flags that Have Not Remitted Premiums 2
* These categories are mutually exclusive.
Paid Off Loans Exception Report for FAMLT 2004-1
Mortgage Data Through: May 31, 2004
(c) 2004 The Murrayhill Company. All Rights Reserved.
Loan Number Delinquency String
Origination
Date
PPP Flag Exp. Date
Payoff
Balance
PPP Remitted
% of
Premium to
Payoff
Balance
No
Premium
Collected,
w/ Flag
PPP
Collected,
No Flag
Comments
3522286 0 12/22/2003 3 12/22/2006 126,000 $ $ - 0%
Awaiting a response from the servicer
3522547 0 1/7/2004 3 1/7/2007 234,000 $ $ - 0%
Awaiting a response from the servicer
3522387 0 12/17/2003 2 12/17/2005 93,100 $ $ 3,525 4%
3522530 0 12/22/2003 2 12/22/2005 323,000 $ $ 9,949 3%
3522097 0 12/26/2003 2 12/26/2005 107,000 $ $ 3,257 3%
3522433 0 12/29/2003 2 12/29/2005 363,800 $ $ 9,787 3%
3522322 0 12/29/2003 2 12/29/2005 418,000 $ $ 9,806 2%
3522592 0 12/30/2003 2 12/30/2005 204,750 $ $ 6,523 3%
3522535 0 1/12/2004 2 1/12/2006 280,000 $ $ 5,088 2%
3522416 0 1/13/2004 2 1/13/2006 108,700 $ $ 3,797 3%
3522459 0 1/13/2004 2 1/13/2006 187,500 $ $ 5,802 3%
3522611 0 1/14/2004 2 1/14/2006 117,000 $ $ 4,316 4%
3522516 0 1/20/2004 2 1/20/2006 132,300 $ $ 3,699 3%
3522526 0 1/21/2004 2 1/21/2006 315,500 $ $ 16,662 5%
3522638 0 1/22/2004 2 1/22/2006 166,600 $ $ 1,662 1%
3522613 0 1/29/2004 2 1/29/2006 49,500 $ $ 495 1%
3522658 0 1/30/2004 2 1/30/2006 51,000 $ $ 2,116 4%
3522679 0 1/30/2004 2 1/30/2006 204,000 $ $ 6,016 3%
3522054 0 2/5/2004 2 2/5/2006 80,100 $ $ 801 1%
3522113 0 2/5/2004 2 2/5/2006 467,500 $ $ 11,655 2%
3522420 0 2/6/2004 2 2/6/2006 228,000 $ $ 6,368 3%
4944794 0 3/24/2004 2 3/24/2006 272,555 $ $ 3,201 1%
4943474 0 3/26/2004 2 3/26/2006 49,233 $ $ 2,463 5%
3522550 0 1/6/2004 3 1/6/2007 455,000 $ $ 10,879 2%
3522117 0 1/23/2004 3 1/23/2007 339,980 $ $ 9,333 3%
3522084 0 2/3/2004 3 2/3/2007 66,500 $ $ 2,292 3%
Paid off Loans With Prepayment Flags for FAMLT 2004-1
Mortgage Data Through: May 31, 2004
(c) 2004 The Murrayhill Company. All Rights Reserved.
Section Three
Loan-Level Report
(c) 2004 The Murrayhill Company. All Rights Reserved.
(r) FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas.
Several value appraisals may exist for a property, yet only what is value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO.
This date takes into consideration servicing and state
foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss
(or gain) that the loan will experience if it liquidates on the Liquidation
Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C
3
6
9
F
R
0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. believed to be the most accurate value according to these formulas is shown on the
report. When no based on credit class.
Loan-Level Report Definitions
(c) 2004 The Murrayhill Company. All Rights Reserved.
Loan Level Report.txt
FAMLT 2004-1 Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist
Lien State First Pmt. Valuation Orig. Appr. Orig Amount OLTV
Severity Liq. Date Est (Gain)/Loss * Delinquency
Loan Number Group FICO (r) Last Paid Dt. Valuation Date Current
Value
Current Bal CLTV MI Type Coverage MI Certificate Status
4943682 2 CO 4/1/2004 Internal Estimate $365,000
$73,000 100%
-261.94% 2/1/2005 ($191,222) C3
668 3/1/2004 3/31/2004 $277,400 $73,000 26% Monitor
Default Reason: (Unknown)
7/12/2004 This loan is a first payment default.
4943955 1 CA 4/1/2004 Internal Estimate $140,000
$105,000
75% 12.60% 3/1/2005 $13,236 C3
503 3/1/2004 3/31/2004 $106,400 $105,000 99%
Monitor
Default Reason: (Unknown)
7/12/2004 This loan is a first payment default.
4945013 1 MI 4/1/2004 Internal Estimate $529,000
$476,100
90% 26.16% 5/1/2005 $124,590 C3
641 3/1/2004 3/31/2004 $402,040 $476,100 118%
Monitor
Default Reason: (Unknown)
7/12/2004 This loan is a first payment default.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
Section Four
Analytics
(c) 2004 The Murrayhill Company. All Rights Reserved.
FICO.txt
FAMLT 2004-1 FICO Distribution by Status
FICO is a registered trademark of Fair Isaak Corporation
Mortgage Data Through: May 31, 2004
FICO Delinquency Percentage
500 Current 0.005
500 Delinquent 0.333
510 Current 0.02
520 Current 0.029
530 Current 0.036
540 Current 0.039
550 Current 0.054
560 Current 0.038
570 Current 0.045
580 Current 0.067
580 Paid Off 0.143
590 Current 0.056
600 Current 0.072
610 Current 0.07
620 Current 0.084
620 Paid Off 0.143
630 Current 0.07
630 Paid Off 0.143
640 Current 0.055
640 Delinquent 0.333
650 Current 0.055
650 Paid Off 0.143
660 Current 0.042
670 Current 0.044
670 Delinquent 0.333
670 Paid Off 0.286
680 Current 0.029
690 Current 0.025
700 Current 0.013
700 Paid Off 0.143
710 Current 0.011
720 Current 0.01
730 Current 0.01
740 Current 0.006
750 Current 0.006
760 Current 0.002
770 Current 0.003
780 Current 0.002
Status # of Loans Average Std. Deviation
Current 1,866 609 56.575
Delinquent 3 604 88.504
Paid Off 7 644 40.369
Total: 1,876
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
LTV.txt
FAMLT 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2004
LTV Delinquency Percentage
0.2 Current 0.001
0.3 Current 0.003
0.4 Current 0.009
0.5 Current 0.014
0.6 Paid Off 0.143
0.6 Current 0.051
0.7 Delinquent 0.333
0.7 Current 0.137
0.7 Paid Off 0.286
0.8 Current 0.38
0.8 Paid Off 0.143
0.9 Paid Off 0.429
0.9 Current 0.308
0.9 Delinquent 0.333
1 Delinquent 0.333
1 Current 0.098
Status # of Loans Average Std. Deviation
Current 1,866 0.825 0.115
Delinquent 3 0.883 0.126
Paid Off 7 0.793 0.116
Total: 1,876
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
Balance.txt
FAMLT 2004-1 Balance Distribution by Status
Mortgage Data Through: May 31, 2004
Balance Delinquency Percentage
20000 Current 0.008
30000 Current 0.038
40000 Current 0.049
50000 Current 0.046
60000 Current 0.051
70000 Current 0.043
70000 Delinquent 0.333
80000 Current 0.046
90000 Current 0.04
100000 Current 0.054
110000 Current 0.053
110000 Delinquent 0.333
120000 Current 0.044
130000 Current 0.046
140000 Current 0.042
150000 Current 0.043
160000 Current 0.027
170000 Current 0.02
180000 Current 0.03
190000 Current 0.019
200000 Current 0.031
210000 Current 0.021
220000 Current 0.018
230000 Current 0.018
240000 Current 0.011
250000 Current 0.013
260000 Current 0.012
270000 Current 0.007
280000 Current 0.008
290000 Current 0.01
300000 Current 0.008
310000 Current 0.007
320000 Current 0.008
330000 Current 0.005
340000 Current 0.009
350000 Current 0.006
360000 Current 0.007
370000 Current 0.003
380000 Current 0.005
390000 Current 0.005
400000 Current 0.008
410000 Current 0.003
420000 Current 0.008
430000 Current 0.003
440000 Current 0.003
450000 Current 0.004
460000 Current 0.003
470000 Current 0.002
480000 Current 0.003
480000 Delinquent 0.333
490000 Current 0.003
500000 Current 0.001
510000 Current 0.004
520000 Current 0.006
530000 Current 0.003
540000 Current 0.003
550000 Current 0.002
560000 Current 0.002
570000 Current 0.004
Page 1
Balance.txt
580000 Current 0.005
590000 Current 0.004
600000 Current 0.004
610000 Current 0.001
620000 Current 0.003
630000 Current 0.002
640000 Current 0.001
650000 Current 0.004
660000 Current 0.001
670000 Current 0.001
680000 Current 0.001
700000 Current 0.001
750000 Current 0.001
840000 Current 0.001
1000000 Current 0.001
Status # of Loans Average Std. Deviation
Current 1,866 174,226.52 139,165.32
Delinquent 3 218,033.33 224,064.28
Total: 1,869
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 2
type.txt
FAMLT 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2004
Mortgage Type Delinquency Percentage
Investment Home Current 0.144
Investment Home Paid Off 0.286
Primary Home Current 0.848
Primary Home Delinquent 1
Primary Home Paid Off 0.714
Second Home Current 0.008
Mortgage Type Loan Count Total Balance Avg. Balance Std. Deviation
ARM 1,392 267,755,115.47 192,352.81 145,705.63
Fixed 484 58,005,662.35 119,846.41 101,930.93
Total: 1,876 325,760,777.82
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
term.txt
FAMLT 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2004
Mortgage Term Delinquency Percentage
180 Paid Off 0.143
180 Delinquent 0.333
180 Current 0.108
360 Paid Off 0.857
360 Delinquent 0.667
360 Current 0.892
# of Loans Other 120 180 240 360
1,876 0 0 204 0 1,672
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
Purpose_FAMLT 2004-1.txt
FAMLT 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2004
Origination Statistics Current Loans Delinquent Loans Paid Off Loans
Number of Loans: 5,166 Number of Loans: 1,866 Number of
Loans: 3 Number of Loans: 7
Category CashOutRefinance Purchase RateTermRefinance
HomeImprovement Other
Current 586 849 144 0
287
Delinquent 0 2 0 0
1
Origination 1580 2411 400 0
775
Paid Off 5 2 0 0
0
Purpose Number Percentage
Cash-out refinance 1,580 30.6%
Purchase 2,411 46.7%
Rate/term 400 7.7%
Home 0 0.0%
Other 775 15.0%
Total 5,166 100%
Purpose Number Percentage
Cash-out refinance 586 31.4%
Purchase 849 45.5%
Rate/term 144 7.7%
Home 0 0.0%
Other 287 15.4%
Total 1,866 100%
Purpose Number Percentage
Cash-out refinance 0 0.0%
Purchase 2 66.7%
Rate/term 0 0.0%
Home 0 0.0%
Other 1 33.3%
Total 3 100%
Purpose Number Percentage
Cash-out refinance 5 71.4%
Purchase 2 28.6%
Rate/term 0 0.0%
Home 0 0.0%
Other 0 0.0%
Total 7 100%
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
ownership.txt
FAMLT 2004-1 Ownership Distribution by Status
Mortgage Data Through: May 31, 2004
Ownership Type Delinquency Percentage
Investment Home Current 0.144
Investment Home Paid Off 0.286
Primary Home Current 0 .848
Primary Home Delinquent 1
Primary Home Paid Off 0.714
Second Home Current 0.008
Title # of Loans
Investment Home 270
Primary Home 1,591
Second Home 15
Total: 1,876
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1
FAMLT 2004-1 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2004
As Of Date 30 Days 60 Days 90 Days Foreclosure REO
5/31/2004 654,100 $ - $ - $ - $ - $
(c) 2004 The Murrayhill Company. All Rights Reserved.
FAMLT 2004-1 Delinquent Count Over Time
Mortgage Data Through: May 31, 2004
As Of Date 30 Days 60 Days 90 Days Foreclosure REO
5/31/2004 3 0 0 0 0
(c) 2004 The Murrayhill Company. All Rights Reserved.
Total Balance in Status
Total Count in Status
SDA.txt
FAMLT 2004-1 Historical SDA Performance
Mortgage Data Through: May 31, 2004
Weighted Monthly
Date Average Age Default Amt Default Rate CDR (F-R) SDA Curve
SDA
%
31-May-04 1.88 $0 0.00% 0.00% 0.04% 0%
Averages: 1.88 $0 0.00% 0.00% 0.04% 0%
(c) 2004 The Murrayhill Company. All Rights Reserved.
Page 1